Phoenix Series Fund
                      Phoenix Aggressive Growth Fund Series
     Supplement dated November 2, 1998 to Prospectus dated February 27, 1998 as supplemented February 27, 1998, April 8, 1998, May 1, 1998 and June 26, 1998


         At a meeting held on October 7, 1998, the shareholders of the Aggressive Growth Fund Series of Phoenix Series Fund voted to approve the retention of Roger Engemann & Associates, Inc. ("REA") as subadviser for the Aggressive Growth Fund.

         Please refer to the Supplement dated June 26, 1998 for information about REA and a description of the subadvisory arrangements.



         Investors should retain this supplement with the prospectus for future reference.




PDP 393AG2 (11/98)